January 21, 2020

Sprott Gold Equity Fund Institutional Class (Nasdaq: SGDIX)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-844-940-4653.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-940-4653 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Fund complex if you invest directly with the Fund.

SUMMARY PROSPECTUS

January 21, 2020

Sprott Funds Trust

Sprott Gold Equity Fund Institutional Class (Nasdaq: SGDIX)

Before you invest, you may want to review Sprott Gold Equity Fund’s (“Fund”) Institutional Class statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional information, both dated January 21, 2020, are incorporated by reference into this Summary Prospectus. For free paper or electric copies of the Fund’s Prospectus and other information about the Fund, go to www.sprott.com. You can also obtain this information at no cost by calling 1-844-940-4653, or by contacting your financial intermediary.

Investment Objective

The Sprott Gold Equity Fund’s (the “Fund”) investment objective is long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment) Redemption Fee (as a % of amount redeemed within 90 days of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.88%
Other Expenses	0.40%
Total Annual Fund Operating Expenses	1.28%

Example

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$130	$406	$702	$1,545

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. For the fiscal year ended October 31, 2019, the Tocqueville Gold Fund (the “Predecessor Fund”), a series of the Tocqueville Trust, which was reorganized into the Trust as of January 17, 2020 had a portfolio turnover rate equal to 12% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies located throughout the world, in both developed and emerging markets, that are primarily engaged in mining or processing gold (“Gold Related Securities”). A company is primarily engaged if it earns over 50% of its revenue or profit; or has over 50% of its assets related to the mining or processing gold. The Fund may also invest in gold bullion and other precious metals, i.e., silver and platinum (“Other Precious Metals”). However, no more than 20% of the Fund’s total assets may be invested directly in gold bullion and other precious metals.

The investment strategy of the Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Advisor helps the portfolio managers find companies which have good businesses; the Advisor’s contrarian orientation enables the portfolio managers to buy them at what the portfolio managers believe to be attractive prices.

Value oriented means that the portfolio managers seek to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio managers’ judgments will be based on a comparison of a company’s stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value (“NAV”). In general, the portfolio managers seek companies that are characterized by strong management, business franchise, competitive position and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.

Contrarian means that the portfolio managers seek investment opportunities in stocks and sectors that are out of favor with investors. The portfolio managers consider a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio managers acquire their investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio managers then analyze the quality of their business franchise and long-term fundamentals and make a judgment regarding their intrinsic value. Alternatively, the portfolio managers may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The portfolio managers will purchase stocks for the Fund’s portfolio when they meet the above criteria and when the portfolio managers believe that they have a limited risk of further decline. The portfolio managers will sell stocks when they are no longer considered to be good values.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Gold Risk. Gold is subject to the special risks associated with investing in gold and other precious metals, including: (1) the price of gold or other precious metals may be subject to wide fluctuation; (2) the market for gold or other precious metals is relatively limited; (3) the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and (4) the market for gold and other precious metals is unregulated.

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Credit (or default) Risk. The issuer of a debt security may be unable to make timely payments of principal or interest, or may default on the debt. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Currency Risk. Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

Emerging Markets Risk. Emerging market securities bear various foreign investment risks discussed above. In addition, there are greater risks involved in investing in emerging markets compared to developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. Investing in emerging market countries may require the establishment of special custody or other arrangements before investing, which may result in additional risks and costs to the Fund.

Equity Securities. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. A stock or stocks selected for the Fund’s portfolio may fail to perform as expected. A value stock may decrease in price or may not increase in price as anticipated by the portfolio managers if other investors fail to recognize the company’s value or the factors that the portfolio managers believe will cause the stock price to increase do not occur.

Expropriation Risk. Foreign governments may expropriate the Fund’s investments either directly by restricting the Fund’s ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Interest Rate Risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund’s share price to drop below a dollar. A low interest rate environment may prevent the Fund from providing a positive yield or paying fund expenses out of fund assets and could impair the Fund’s ability to maintain a stable net asset value. This risk may be greater in the current market environment because certain interest rates are near historically low levels. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed-income securities from the resulting rate increases for that and other reasons may be swift and significant.

Foreign Securities. The value of foreign currencies may decline relative to the U.S. dollar. A foreign government may expropriate the Fund’s assets. Political, social or economic instability in a foreign country in which the Fund invests may cause the value of the Fund’s investments to decline. These risks associated with non-U.S. securities are more likely in the securities of companies located in emerging markets

Inflation Risk. Inflation will erode the purchasing power of the cash flows generated by debt securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating rate debt securities.

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Information Risk. Key information about an issuer, security or market may be inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Legal and Regulatory Risk. The laws and regulations of foreign countries may provide investors with less protection or may be less favorable to investors than the U.S. legal system. For example, there may be less publicly available information about a foreign company than there would be about a U.S. company. The auditing and reporting requirements that apply to foreign companies may be less stringent than U.S. requirements. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

Liquidity Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

Market Risk. The market value of a security the Fund holds will fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk may affect an individual security, a particular sector or the entire market.

Manager Risk. The Fund’s portfolio managers may use an investment strategy that does not achieve the Fund’s objective or may fail to execute the Fund’s investment strategy effectively. In addition, a portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

Non-Diversification Risk. A non-diversified mutual fund and therefore, compared to a diversified mutual fund, the Gold Fund is able to invest a greater portion of its assets in any one particular issuer. The risk of investing in a non-diversified mutual fund is that the fund may be more sensitive to changes in the market value of a single issuer. The impact of a simple economic, political or regulatory occurrence may have a greater adverse impact on the Gold Fund’s net asset value. Investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Political Risk. Political or social instability or revolution in certain countries in which the Fund invests, in particular, emerging market countries, may result in the loss of some or all of the Fund’s investment in these countries.

Portfolio Turnover Risk. Active trading by the Fund will result in higher Fund expenses and may also result in an increase in the Fund’s distributions of taxable income.

Reinvestment Risk. When interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.

Restricted Securities. The Fund may invest in restricted securities. Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

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Tax Risk. The Fund is subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code, as amended (the “Code”) if it derives more than 10% its gross income from investment in gold bullion or other precious metals. Failure to qualify as a regulated investment company would result in consequences to the Fund and its shareholders. In order to ensure that it qualifies as a regulated investment company, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains.

Valuation Risk. The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid.

Value Stock Risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though they are already undervalued.

Who may want to invest in the Sprott Gold Equity Fund?

•

investors who want a diversified portfolio; however diversified is not intended to indicate that the Gold Fund is a diversified fund under the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”)

•	long-term investors with a particular goal, such as saving for retirement
•	investors who want potential growth over time
•	investors who can tolerate short-term fluctuations in net asset value (“NAV”) per share; and
•	investors seeking long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital.

Keep in mind that mutual fund shares:

•	are not deposits of any bank;
•	are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency; and
•	are subject to investment risks, including the possibility that you could lose money.

Performance

The Predecessor Fund was reorganized on January 17, 2020, then a series of The Tocqueville Trust, into a series of Sprott Funds Trust. The Fund is a continuation of the Predecessor Fund and, therefore, the performance information presents the performance of the Predecessor Fund. The following chart and table below provide some indication of the risks of investing in the Fund. Because the Fund’s Institutional Class shares have not concluded a full calendar year of operations, the information presented in the bar chart and table reflects the performance of the Fund’s Investor Class shares (offered through a separate prospectus). Performance of Institutional Class shares would be substantially similar to that of Investor Class shares because the shares are invested in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the share classes differ (Institutional Class shares have lower expenses). The bar chart shows changes in the Fund’s performance from year to year (on a calendar year basis), and the table shows how the Fund’s average annual returns for the 1 year, 5 years and 10 years ended December 31, 2019 compare with those of the S&P 500® Total Return Stock Index and the Philadelphia Stock Exchange Gold and Silver Index. Please note that the Fund’s performance (before and after taxes) is not an indication of how the Fund will perform in the future. In particular, in 2009, 2010 and 2016, the performance of the Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable. Updated performance information will be available at no cost by visiting www.sprott.com or by calling 1-844-940-4653.

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Annual Total Returns (calendar year ended 12/31)

Highest Quarterly Return	35.40%	(June 30, 2016)

Lowest Quarterly Return	-33.34%	(June 30, 2013)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns for Periods Ended December 31, 2019

Sprott Gold Equity Fund*	1 Year	5 Years	10 Years
Return Before Taxes	35.24%	5.37%	-2.57%
Return After Taxes on Distributions	35.24%	5.37%	-2.67%
Return After Taxes on Distributions and Sale of Fund Shares	20.86%	4.19%	-1.78%
Philadelphia Stock Exchange Gold and Silver Index** (reflects no deduction for fees, expenses or taxes)	52.89%	10.11%	-3.31%
S&P 500 Index** (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

*

Because the Institutional Class shares have not completed a full calendar year, the Average Annual Total Returns are for Investor Class shares of the Fund. Investor Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

**	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

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Management

Adviser

Sprott Asset Management LP is the investment adviser to the Fund.

Sub-Adviser

Sprott Asset Management USA Inc. is the investment sub-adviser to the Fund.

Portfolio Managers

Mr. John Hathaway, Senior Portfolio Manager of Sprott Asset Management USA Inc., was a portfolio manager or a co-portfolio manager of the Predecessor Fund since its inception in 1997, and portfolio manager of the Fund since its inception in January 2020. Mr. Douglas B. Groh, Senior Portfolio Manager of Sprott Asset Management USA Inc., was a co-portfolio manager of the Predecessor Fund since 2012 and portfolio manager of the Fund since its inception in January 2020.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares by mail: Sprott Funds Trust, (name of Fund and share class, c/o U.S. Bank Global Fund Services, P.O. Box 701 (for regular mail) or 615 East Michigan Street, 3rd Floor (for overnight or express mail), Milwaukee, WI 53201-0701), or by telephone at 1-844-940-4653, on any day the New York Stock Exchange (“NYSE”) is open for trading. Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. Institutional Class shares of the Fund are available to an investor that makes an initial investment in the Fund of at least $1 million. The Fund may accept investments in Institutional Class shares from purchasers with less than $1 million initial investment, so long as such investor is purchasing Institutional Class shares through an investment adviser, broker-dealer or a financial intermediary which collectively, on behalf of all of its clients, has at least $10 million invested in the Fund, at the time of the purchase. There is no minimum for additional Institutional Class investments.

Tax Information

Fund distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, that does not employ borrowed funds in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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